Exhibit 4.1

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

      "NFO" WORLDWIDE, INC.", A DELAWARE CORPORATION,
      WITH AND INTO "NFO RESEARCH, INC." UNDER THE NAME OF

"NFO WORLDWIDE, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TENTH DAY OF OCTOBER, A.D. 1997, AT 9 O'CLOCK A.M.

                                 /S/ Edward J. Freel
                               -------------------------------------------------
                               Edward J. Freel, Secretary of State

                                                        STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 10/10/97
                                                       971342963 - 2273866



                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                               NFO WORLDWIDE, INC.

                                  WITH AND INTO

                               NFO RESEARCH, INC.

                            -------------------------

                           Pursuant to Section 253 of
                           the General Corporation Law
                            of the State of Delaware

                            -------------------------


            NFO RESEARCH, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), desiring to merge (the "Merger") its wholly-owned subsidiary, NFO WORLDWIDE, INC., a corporation organized and existing under the laws of the State of Delaware ("NFO Worldwide"), with and into the Corporation, DOES HEREBY CERTIFY as follows:

            FIRST: That the Corporation was incorporated under the laws of the State of Delaware on September 17, 1991.

            SECOND: That the Corporation owns all of the issued and outstanding shares of common stock (the only outstanding class of stock) of NFO Worldwide, which was incorporated under the laws of the State of Delaware on September 26, 1997.

            THIRD: That the Board of Directors of the Corporation, in accordance with Section 253 of the General Corporation Law of the State of Delaware, by unanimous written consent of its directors dated September 29, 1997 adopted the following resolutions, which have not been modified or rescinded and are in full force and effect on the date hereof, authorizing such merger upon the terms and conditions set forth therein:

            RESOLVED, that, pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"), NFO Worldwide, Inc. ("NFO Worldwide") be merged (the "Merger") with and into NFO Research, Inc. (the "Corporation") on the following terms and conditions:

            (i) The effective time of the Merger (the "Effective Time") shall be the time of filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware;

            (ii) At the Effective Time and in accordance with applicable law, NFO Worldwide shall be merged with and into the Corporation, with the Corporation being the surviving corporation of the Merger (the "Surviving Corporation"). At the Effective Time, the separate existence of NFO Worldwide shall cease and the other effects of the Merger shall be as set forth in the DGCL (including, without limitation, Sections 259, 260 and 261 thereof);

            (iii) Except as provided in paragraph (vi) below, the Certificate of Incorporation of the Corporation, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation, until thereafter altered, amended or repealed as provided therein and in accordance with applicable law;

            (iv) The By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the By-laws of the Surviving Corporation, until thereafter altered, amended or repealed as provided therein and in accordance with applicable law;

            (v) The officers and directors of the Corporation at the Effective Time shall continue to be the officers and directors of the Surviving Corporation and shall serve until their respective successors are duly elected or appointed and qualify or their earlier resignation or removal;

            (vi) At the Effective Time, the name of the Surviving Corporation shall be NFO Worldwide, Inc.;

            (vii) The President or any Vice President of the Corporation shall be, and each of them hereby is, authorized to execute, and the Secretary of the Corporation is hereby authorized to attest to the execution of, a Certificate of Ownership and Merger, and the President or any Vice President shall be, and each of them hereby is, authorized to cause the Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware; and

            (ix) The President, any Vice President and Secretary of the Corporation are hereby authorized and empowered, acting in the name and on behalf of the Corporation, to execute and deliver such other instruments and documents and to take such other actions which they, or any one of them, deem necessary or appropriate to carry out the intent of these resolutions, the due execution and delivery by them of any such instrument or document and the taking by them of any such action to be conclusive evidence of their approval and authority pursuant to this resolution.

            FOURTH:     That the name of the Surviving Corporation shall be
NFO Research, Inc., changing its name to NFO Worldwide, Inc.

            FIFTH:      That at the Effective Time, the Certificate of
Incorporation of the Corporation, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation, as amended to change the name of the Surviving Corporation to "NFO Worldwide, Inc.", until further amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

            SIXTH:      That the aforesaid resolution of Merger was duly adopted
in accordance with the applicable provisions of Section 253 of the General Corporation Law of the State of Delaware.

            SEVENTH:    That the Merger shall become effective upon the filing
of this certificate with the Secretary of State of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned, being the duly authorized officers of the Corporation, have caused this Certificate of Ownership and Merger to be signed and attested to this 10th day of October, 1997.

                                    NFO RESEARCH, INC.

                                    By:    /S/  William E. Lipner
                                    -------------------------------------
                                           Name: William E. Lipner
                                           Title: Chairman, President and
                                                   Chief Executive Officer

ATTEST:

By:     /S/  Patrick G. Healy
      ---------------------------------------
      Name: Patrick G. Healy
      Title: Executive Vice President-Finance
             and Chief Financial Officer

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE




      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NFO RESEARCH, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF SEPTEMBER, A.D. 1996, AT 11 O'CLOCK A.M.

                                    /S/  Edward J. Freel
                                    ------------------------------------
                                     Edward J. Freel, Secretary of State

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               NFO RESEARCH, INC.

           (Under Section 242 of the Delaware General Corporation Law)

            NFO Research, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), DOES HEREBY CERTIFY:

            FIRST:  The name of the Corporation is NFO Research, Inc.

            SECOND:  Article FOURTH of the Restated Certificate of

Incorporation of the Corporation is hereby amended by deleting the first paragraph thereof and substituting in lieu thereof the following paragraph:

            "The total number of shares which the Corporation shall have authority to issue is sixty-five million (65,000,000), consisting of sixty million (60,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock") and five million (5,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock")."

            THIRD: The aforesaid amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

            IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer, this 20th day of September, 1996.

                             NFO RESEARCH, INC.

                             By:/S/William E. Lipner
                             --------------------------------
                             Name:William E. Lipner
                             Title: Chairman of the Board and
                                      Chief Executive Officer

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NFO RESEARCH, INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF AUGUST, A.D. 1995, AT 10:45 O'CLOCK A.M.

                               /S/ Edward J. Freel
                               -----------------------------------
                               Edward J. Freel, Secretary of State

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                      FILED 10:45 AM 08/07/1995
                                                       950177323 - 2273866

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF
                               NFO RESEARCH, INC.

                      ------------------------------------


                         Adopted in accordance with the
                    provisions of Section 242 of the General
                    Corporation Law of the State of Delaware

                      ------------------------------------



            We, William E. Lipner, President, and Steven J. Gilbert, Secretary, of NFO RESEARCH, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the "Corporation"), DO HEREBY CERTIFY under the seal of the Corporation as follows:

            FIRST: Article FIFTH of the Restated Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety and substituting in lieu thereof the following new Article FIFTH:

                     FIFTH: At all meetings of stockholders, each stockholder
            shall be entitled to vote, in person or by proxy, the shares of voting stock owned by such stockholder of record on the record date for the meeting. Except as otherwise provided by statute or by the Restated Certificate of Incorporation, at any meeting of stockholders (at which a quorum was present to organize the meeting), any election of directors shall be decided by a plurality of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote in the election and all other matters shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, in each case whether or not a quorum is present when the vote is taken.

            SECOND: The foregoing amendment was duly adopted in accordance with
Section 242 of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation, being the only class entitled vote at a duly held meeting of stockholders.

            IN WITNESS WHEREOF, we have signed this Certificate of Amendment and caused the corporate seal of said NFO RESEARCH, INC. to be hereunto affixed this 5th day of May, 1995.

                              /S/ William E. Lipner
                              -----------------------
                              William E. Lipner
                              President

[SEAL]

ATTEST:

 /S/  Steven J. Gilbert
------------------------
Steven J. Gilbert
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "NFO RESEARCH, INC.", FILED IN THIS OFFICE ON THE TWELFTH DAY OF APRIL, A.D. 1993, AT 3:30 O'CLOCK P.M.

                                            /S/  Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               NFO RESEARCH, INC.

            The undersigned, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the "Corporation"), DOES HEREBY CERTIFY as follows:

            1. The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of the State of Delaware on September 17, 1991 and amended and restated on September 27, 1991 and further amended on October 21, 1991.

            2. On December 21, 1992, the Corporation filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

            3. On February 23, 1993, and March 15, 1993, in the manner prescribed by Section 242 and 245 of the General Corporation Law of the State of Delaware, as amended, resolutions were duly adopted by the Board of Directors and the stockholders of the Corporation, respectively, duly adopting this Restated Certificate of Incorporation and amending the Certificate of Incorporation of the Corporation as herein provided.

            4. Pursuant to the provisions of Section 103(d) of the General Corporation Law of the State of Delaware, as amended, this Restated Certificate of Incorporation is not to become effective until 9:00 a.m. New York time on April 15, 1993 (the "Effective Date").

            5. The text of the certificate of incorporation of the Corporation as amended and restated herein, shall, at the effective time of this Restated Certificate of Incorporation, read as follows:

                              *     *    *

            FIRST: The name of the Corporation is NFO Research, Inc. (hereinafter the "Corporation").

            SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

            THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "GCL").

            FOURTH: The total number of shares which the Corporation shall have authority to issue is twenty million (20,000,000), consisting of fifteen million (15,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock") and five million (5,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

            A. PREFERRED STOCK. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to fix by resolution or resolutions providing for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to Section 151 of the General Corporation Law of the State of Delaware, to establish from to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

            The Board of Directors may from time to time increase the number of shares of any series of Preferred Stock already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof. The Board of Directors is hereby empowered to classify any unissued Preferred Stock by fixing or altering the terms thereof in respect of the above-mentioned particulars and by assigning the same to any existing or newly created series from time to time before the issuance of such Preferred Stock.

            B. COMMON STOCK. A statement of the designations, powers, preferences, rights, qualifications, limitations and restriction in respect of the shares of Common Stock is as follows:

            (1) DIVIDENDS. The Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in such dividends.

            (2) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

            (3) VOTING RIGHTS. Except as otherwise provided in this Certificate of Incorporation or by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him.

            C. CONVERSION. (1) On the Effective Date, by virtue of the effectiveness of this Restated Certificate of Incorporation, and without any action on the holders of such shares, each share of Class A Common Stock and each share of Class B Common Stock of the Corporation outstanding prior to the effectiveness of this Restated Certificate of Incorporation shall be extinguished and cease to exist and shall be converted into 33.82700 shares of Common Stock and 22.57127 shares of Common Stock, respectively, which shares of Common Stock shall be fully paid and nonassessable shares of the Corporation.

            (2) No fractional shares of Common Stock shall be issued upon the aforementioned conversion, but instead such fractional shares, which would have been issuable but for the prohibition in this paragraph, shall evidence the right to receive cash equal to the number of fractional shares multiplied by the initial public offering price of the shares of Common Stock offered to the public pursuant to the Company's Registration Statement on Form S-1 (File No. 33-58748) filed with the Securities and Exchange Commission.

            (3) On the Effective Date or as soon as practicable thereafter, each holder of the Class A Common Stock and Class B Common Stock shall surrender its shares to the Secretary of the Company in exchange for (i) the number of shares of Common Stock as determined in subparagraph (C)(1) above and (ii) the amount, if applicable to such holder, referred to in subparagraph (C)(2) above payable by check, to which such holder is entitled. No holder shall be entitled to any interest on the cash in lieu of fractional shares to which it is entitled.

            FIFTH: At all meetings of stockholders, each stockholder shall be entitled to vote, in person or by proxy, the shares of voting stock owned by such stockholders of record on the record date for the meeting. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of all of the shares of stock of the Corporation outstanding and entitled to vote on any matter, question or proposal brought before such meeting shall decide such question, unless the question is one upon which, by express provision of law, this Certificate of Incorporation or the By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

            SIXTH: The number of directors of the Corporation shall be fixed from time to time by the vote of a majority of the entire Board of Directors, but such number shall in no case be less than three nor more than twelve. Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any directors then in office.

            A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

            Advance notice of nominations for the election of directors, other than nominations by the Board of Directors or a committee thereof, shall be given to the Corporation in the manner provided in the By-Laws.

            SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

            (3) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

            EIGHTH: (1) Meetings of stockholders may be held within or without the State of Delaware as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

            (2) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not effected by a consent in writing by any such holders.

            NINTH: (1) The Corporation shall, to the fullest extent permitted by
Section 145 of the GCL, as the same may be amended and supplemented, indemnify any and all directors and officers whom it shall have power to indemnify under said Section and may, upon the act of the Board of Directors, indemnify all other persons whom it shall have power to indemnify under said Section, from and against any and all of the expenses, liabilities or other matters referred to in or converted by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The rights to indemnification hereunder shall continue as to a director or officer who has ceased to be a director or officer, shall inure to the benefit of the heirs, executors and administrators of the director or officer, and may, upon such act of the Board of Directors, continue as to such other persons and inure to the benefit of the heirs, executors and administrators of such other persons. The rights to indemnification conferred in this ARTICLE NINTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware law.

            (2) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this ARTICLE NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            (3) Neither the amendment, change, alteration nor repeal of this ARTICLE NINTH, nor the adoption of any provision of this Certificate of Incorporation or the By-Laws of the Corporation nor any modification of law, shall eliminate or reduce the effect of this ARTICLE NINTH or the rights or any protections afforded under this ARTICLE NINTH in respect of any acts or omissions occurring prior to such amendment, change, alteration, repeal, adoption or modification.

            TENTH: The Corporation reserves the right to repeal, alter or amend this Certificate of Incorporation in the manner now or hereafter prescribed by statute. No repeal, alteration or amendment of this Certificate of Incorporation shall be made unless the same is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the directors then in office in accordance with the By-Laws and applicable law and thereafter approved by the stockholders.

            ELEVENTH:  The Corporation has elected to be governed by
Section 203 of the GCL.

            IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary.

                                    NFO RESEARCH, INC.

(Corporate Seal)                    By:  /S/  William E. Lipner
                                       ------------------------
                                         William E. Lipner
                                         President

ATTEST:

  /S/  Steven J. Gilbert
---------------------------
Steven J. Gilbert
Secretary

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "NFO RESEARCH, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF DECEMBER, A.D. 1992, AT 10 O'CLOCK A.M.

                                            /S/  Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM  10/21/1992
   722356101 - 2273866

                   RESTATED CERTIFICATE OF INCORPORATION
                                    OF
                            NFO RESEARCH, INC.

            The undersigned, a corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the "CORPORATION"), DOES HEREBY CERTIFY as follows:

            1. The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of the State of Delaware on September 17, 1991 and amended and restated on September 27, 1991 and further amended on October 21, 1991.

            2. On December 18, 1992, in the manner prescribed by Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended, resolutions were duly adopted by the Board of Directors and the stockholders of the Corporation, respectively, duly adopting this Restated Certificate of Incorporation and amending the certificate of incorporation of the Corporation as herein provided.

            3. The text of the certificate of incorporation of the Corporation as amended and restated herein, shall, at the effective time of this Restated Certificate of Incorporation, read as follows:

                               *     *     *

            FIRST: The name of the Corporation is NFO Research, Inc.

            SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

            THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "GCL").

            FOURTH:

                        Part A.  AUTHORIZED SHARES

      The total number of shares of capital stock which the Corporation has authority to issue is 110,000 shares, consisting of:

      (1) 66,000 shares of Class A Common Stock, par value $.01 per share ("CLASS A COMMON"); and

      (2) 44,000 shares of Class B Common Stock, par value $.01 per share ("CLASS B COMMON").

      The Class A Common and Class B Common and any other common stock issued hereafter are referred to collectively as the "COMMON STOCK." The share of Common Stock shall have the rights, preferences and limitations set forth below. Capitalized terms used but not otherwise defined in Part A or Part B of this
Article IV are defined in Part C.

                           Part B.  COMMON STOCK

      Except as otherwise provided in this Part B or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

      Section 1. VOTING RIGHTS. Except as otherwise provided in this Part B or as otherwise required by applicable law, all holders of Class A Common and Class B Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, and the holders of Class A Common and Class B Common shall vote together as a single class.

      Section 2. DISTRIBUTIONS. At the time of each Distribution, such Distribution shall be made to the holders of Class A Common and Class B Common in the following priority:

            (i) The holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the Unpaid Yield held by each such holder as of the time of such Distribu tion) equal to the aggregate Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraphs 2(ii) or 2(iii) below until the entire amount of the Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(i) to holders of Class A Common shall constitute a payment of Yield on the Class A Common.

            (ii) After the required amount of a Distribution has been made in full pursuant to paragraph 2(i) above, the holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such Distribution) equal to the aggregate of the Preferred Per Share Distribution Amounts on the outstanding shares of Class A Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(iii) below until the entire amount of the Preferred Per Share Distribution Amounts on the outstanding shares of Class A Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(ii) to holders of Class A Common shall constitute a distribution of the Preferred Per Share Distribution Amount on the Class A Common.

            (iii) After the required amount of a Distribution has been made pursuant to paragraphs 2(i) and 2(ii) above, the holders of Class A Common and Class B Common, as a group, shall be entitled to receive the remaining portion of such Distribution and any subsequent Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution).

      Section 3. SCHEDULED DISTRIBUTIONS. On September 30, 1998 (the "SCHEDULED DISTRIBUTION DATE"), the Corporation shall distribute (the "SCHEDULED DISTRIBUTION") to the holder of each outstanding share of Class A Common any portion of the Unpaid Yield and Preferred Per Share Distribution Amount which has not previously been distributed on such share (in the aggregate for all outstanding shares of Class A Common, the "SCHEDULED DISTRIBUTION AMOUNT"). The Scheduled Distribution shall be made in accordance with the provisions of
Section 2 hereof. If the funds of the Corporation legally available for distribution with respect to Class A Common on the Scheduled Distribution Date are insufficient to distribute the Scheduled Distribution Amount, those funds which are legally available for distribution will be used for the Scheduled Distribution and at any time thereafter when additional funds of the Corporation are legally available for distribution with respect to Class A Common, such funds will immediately be used to distribute the balance of the Scheduled Distribution Amount which the Corporation has not distributed.

      Section 4. STOCK SPLITS AND STOCK DIVIDENDS. The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in Class A Common to the holders of Class A Common and in Class B Common to the holders of Class B Common. In no event shall a stock split or stock dividend constitute a payment of Yield or a return of the Preferred Per Share Distribution Amount.

      Section 5. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate repre senting shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

      Section 6. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the
                                        3
loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      Section 7. NOTICES. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

      Section 8. AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Article IV shall be effective without the prior written consent of the holders of at least 66-2/3% of the then outstanding shares of Common Stock voting as a single class; provided that no amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock shall be effective without the prior consent of the holders of at least 66-2/3 % of the then outstanding shares of such class of Common Stock.

                           Part C.  DEFINITIONS

      "DISTRIBUTION" means each distribution made by the Corporation to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distribution, redemption, repurchase or otherwise; provided that none of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of Common Stock pursuant to the Stockholders Agreement by and among the Corporation and certain other stockholders of the Corporation, (b) any redemption or repurchase by the Corporation of Common Stock held by an employee of the Corporation or any of its Subsidiaries pursuant to a stock vesting agreement, (c) any recapitalization or exchange of any shares of Common Stock or (d) any subdivision (by stock split, stock dividend or otherwise) or any combination (by stock split, stock dividend or otherwise) of any outstanding shares of Common Stock.

      "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "PREFERRED PER SHARE DISTRIBUTION AMOUNT" means $157.58 per share of Class A Common less the aggregate Distributions made by the Corporation on such share of Class A Common that constitute Distributions of the Preferred Per Share Distribution Amount. The

Preferred Per Share Distribution Amount shall be adjusted equitably in the event of a stock dividend, stock split, reverse stock split, combination of shares or other similar event.

      "SUBSIDIARY" means with respect to any Person, any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through Subsidiaries.

      "UNPAID YIELD" with respect to each share of Class A Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share of Class A Common, over (b) the aggregate amount of Distributions made by the Corporation that constitute payment of Yield on such share of Class A Common.

      "YIELD" means, with respect to each share of Class A Common for each calendar quarter, the amount accruing on such share of Class A Common each day during such quarter at the rate of 8% per annum of the sum of (a) the Preferred Per Share Distribution Amount, plus (b) the Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a quarter, the portion of the Yield for such portion of such quarter elapsing before such Distribution is made shall be taken into account.

            FIFTH: At all meetings of stockholders, each stockholder shall be entitled to vote, in person or by proxy, the shares of voting stock owned by such stockholders of record on the record date for the meeting. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of all of the shares of stock of the Corporation outstanding and entitled to vote on any matter, question or proposal brought before such meeting shall decide such question, unless the question is one upon which, by express provision of law, this Certificate of Incorporation or the By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

            SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

            (3) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

            SEVENTH: Meetings of stockholders may be held within or without the State of Delaware as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

            EIGHTH: (1) The Corporation shall, to the fullest extent permitted by Section 145 of the GCL, as the same may be amended and supplemented, indemnify any and all directors and officers whom it shall have power to indemnify under said Section and may, upon the act of the Board of Directors, indemnify all other persons whom it shall have power to indemnify under said Section, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, shall continue as to a director or officer who has ceased to be a director or officer, shall inure to the benefit of the heirs, executors and administrators of the director or officer, and may, upon such act of the Board of Directors, continue as to such other persons and inure to the benefit of the heirs, executors and administrators of such other persons.

            (2) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this ARTICLE EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            NINTH: The Corporation reserves the right to repeal, alter or amend this Certificate of Incorporation in the manner now or hereafter prescribed by statute. No repeal, alteration or amendment of this Certificate of Incorporation shall be made unless the same is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the directors then in office in accordance with the By-Laws and applicable law and thereafter approved by the stockholders.

            IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary.

                                    NFO RESEARCH, INC.



(Corporate Seal)                    By:  /S/  William E. Lipner
                                        ---------------------------
                                        William E. Lipner
                                        President

ATTEST:

  /S/  Steven J. Gilbert
---------------------------
Steven J. Gilbert
Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NFO ENTERPRISES, INC.", CHANGING ITS NAME FROM "NFO ENTERPRISES, INC." TO "NFO RESEARCH, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF OCTOBER, A.D. 1991, AT 11:30 O'CLOCK A.M.

                                 /S/ Edward J. Freel
                               -----------------------------------
                               Edward J. Freel, Secretary of State

                                                      STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                  FILED 11:30 AM  10/21/1992
                                                     722356101 - 2273866



                        CERTIFICATE OF AMENDMENT

                                   OF

                           NFO ENTERPRISES, INC.

            WHEREAS, the original certificate of incorporation of NFO Enterprises, Inc. (the "Corporation") was filed with the office of Secretary of State of Delaware on September 17, 1991 and a restatement of the certificate of incorporation was filed with the office of Secretary of State of Delaware on September 27, 1991;

            WHEREAS, the Corporation desires to amend its certificate of incorporation, as amended hereby;

            WHEREAS, the Corporation has not issued any stock or received any payment for any of its stock; and

            WHEREAS, the amendment and restatement of the certificate of incorporation has been duly adopted by a majority of the Board of Directors in accordance with the provisions of Sections 241(b) of the General Corporation Law of the State of Delaware; now,

            THEREFORE, the text of the certificate of incorporation of the corporation is hereby amended as follows:

            FIRST:  The name of the corporation is NFO Research, Inc.

            IN WITNESS WHEREOF, said Corporation has caused this Amendment to the Certificate of Incorporation to be signed by William E. Lipner, its President, and attested by Alan L. Harvey, its Assistant Secretary this 18th day of October, 1991.

                                /S/  William E. Lipner
                              ----------------------------
                              William E. Lipner, President

ATTEST:

  /S/  Alan L. Harvey
-----------------------
Alan L. Harvey
Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "NFO ENTERPRISES, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF SEPTEMBER, A.D. 1991, AT 4:30 O'CLOCK P.M.

                                /S/  EDWARD J. FREEL
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                  STATE OF DELAWARE
                                                  SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                  FILED 11:30 AM  10/21/1992
                                                  722356101 - 2273866


                  RESTATED CERTIFICATE OF INCORPORATION
                                   OF
                           NFO ENTERPRISES, INC.

            WHEREAS, the original certificate of incorporation of NFO Enterprises, Inc. (the "Corporation") was filed with the office of Secretary of State of Delaware on September 17, 1991;

            WHEREAS, the corporation desires to restate its certificate of incorporation, as amended hereby;

            WHEREAS, the corporation has not issued any stock or received any payment for any of its stock, and the undersigned has been named as the sole director of the Corporation; and

            WHEREAS, the amendment to and restatement of the certificate of incorporation has been duly adopted by a majority of the Board of Directors in accordance with the provisions of Sections 241(b) and 245 of the General Corporation Law of the State of Delaware (the "GCL"); now,

            THEREFORE, the text of the certificate of incorporation of the Corporation is hereby amended and restated as follows:

            FIRST:  The name of the corporation is NFO Enterprises, Inc.

            SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

            THIRD: The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the GCL.

            FOURTH:  Part A.  AUTHORIZED SHARES

            The total number of share of capital stock which the Corporation has authority to issue is 110,000 shares, consisting of:

                  (1) 66,000 shares of Class A Common Stock, par value $.0l per share ("Class A Common"); and

                  (2) 44,000 shares of Class B Common Stock, par value $.01 per share ("Class B common"); and

            The Class A Common and Class B Common and any other common stock issued hereafter are referred to collectively as the "Common Stock". The shares of Common Stock shall have the rights, preferences and limitations set forth below. Capitalized terms used but not otherwise defined in Part A or Part B of this Article IV are defined in Part C.

                         Part B.  COMMON STOCK

            Except as otherwise provided in this Part B or as otherwise required by applicable law, all share of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

            Section 1. VOTING RIGHTS. Except as otherwise provided in this Part B or as otherwise required by applicable law, all holders of Class A Common and Class B Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, and the holders of Class A Common and Class B Common shall vote together as a single class.

            Section 2. DISTRIBUTIONS. At the time of each Distribution, such Distribution shall be made to the holders of Class A Common and Class B Common in the following priority:

            (i) The holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the Unpaid Yield held by each such holder as of the time of such Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(ii) or 2(iii) below until the entire amount of the Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(i) to holders of Class A Common shall constitute a payment of Yield on the Class A Common.

            (ii) After the required amount of a Distribution has been made in full pursuant to paragraph 2(i) above, the holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Liquidating Distribution).

            Section 3.  SCHEDULED DISTRIBUTIONS.  On September 30,
1998 (the "Scheduled Distribution Date"), the Corporation shall distribution (the "Scheduled Distribution") to the holders of the Class A Common any portion of the Unpaid Yield and Preferred Distribution Amount which has not previously been distributed (the "Scheduled Distribution Amount"). The Scheduled Distribution shall be made in accordance with the provisions of Section 3 hereof. If the funds of the Corporation legally available for distribution with respect to Class A Common on the Scheduled Redemption Date are insufficient to distribute the required amount of the Unpaid Yield and Preferred Distribution Amount to be distributed on such date, those funds which are legally available for distribution will be used for the Scheduled Distribution and at any time thereafter when additional funds of the Corporation are legally available for distribution with respect to Class A Common, such funds will immediately be used to distribute the balance of the Scheduled Distribution Amount which the Corporation has not distributed.

            Section 4. STOCK SPLITS AND STOCK DIVIDENDS. The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in Class A Common to the holders of Class A Common and in Class B Common to the holders of Class B Common. In no event shall a stock split or stock dividend constitute a payment of Yield or a return of Preferred Distribution Amount.

            Section 5. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a registrar for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate be registered in such name and will represent such number of shares of such class as in requested by the holder of the surrendered certificates and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

            Section 6.  REPLACEMENT.   Upon receipt of evidence
reasonably satisfactory to the Corporation (an affidavit of the registered holder be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificates evidencing one such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            Section 7. NOTICES. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

            Section 8. AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Article IV shall be effective without the prior written consent of the holders of 66 2/3% of the then outstanding shares of Common Stock voting as a single class; provided that no amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock shall be effective without the prior consent of the holders of 66 2/3% of the then outstanding shares of such class of Common Stock.

                               DEFINITIONS

            "DISTRIBUTION" means each distribution made by the Corporation to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distribution, redemption, repurchase or otherwise, provided that none of the following shall be a
Distribution: (a) any redemption or repurchase by the Corporation of Common Stock pursuant to the Stockholders Agreement by and among the Corporation and certain other stockholders of the Corporation, (b) any redemption of repurchase by the Corporation of Common Stock held by an employee of the Corporation or any of its Subsidiaries pursuant to a stock vesting agreement, (c) any recapitalization or exchange of any shares of Common Stock or (d) any subdivision (by stock split, stock dividend or otherwise) or any combination (by stock split, stock dividend or otherwise) of any outstanding shares of Common Stock.

            "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "PREFERRED DISTRIBUTION AMOUNT" means $10,334,000 less the aggregate Distributions made by the Corporation that constitute Distributions of the Preferred Distribution Amount.

            "SUBSIDIARY" means with respect to any Person, any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through Subsidiaries.

            "UNPAID YIELD" with respect to the Class A Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on the Class A Common, over (b) the aggregate amount of Distributions made by the Corporation that constitute payment of Yield on the Class A Common.

            "YIELD" means, with respect to the Class A Common for each calendar quarter, the amount accruing on the Class A Common each day during such quarter at the rate of 8% per annum of the sum of (a) the Preferred Distribution Amount, plus (b) the Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a quarter, the portion of the Class A Common Yield for such portion of such quarter elapsing before such Distribution is made shall be taken into account.

            FIFTH:  The Corporation is to have perpetual existence.

            SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dis solution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

            SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

            (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

            (3) The number of directors of the Corporation shall be fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

            (4) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certif icate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

            EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

            NINTH: (1) The Corporation shall, to the fullest extent permitted by
Section 145 of the GCL, as the same may be amended and supplemented, indemnify any and all directors and officers, and may upon the act of the Board of Directors, indemnify all other persons whom it shall have the power to indemnify under Section 145 of the GCL, from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a director or officer who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of the director or officer, and may, upon such act of the Board of Directors, continue as to such other persons and inure to the benefit of the heirs, executors and administrators of such other persons.

            (2) To the fullest extent permitted by the GCL, as the same may be amended and supplemented, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty an a director. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            TENTH: Except as provided in Article FOURTH, from time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions or this Article TENTH.

            The proper officers of the corporation are hereby authorized, and directed, in the corporation's name and on its behalf, to do and perform any and all acts as they shall deem necessary, appropriate or desirable in the best interests of the corporation to effectuate the foregoing Restatement of the Certificate of Incorporation attached hereto, and the terms and provisions thereof, any such determination to be conclusively evidenced by the doing or performance of any such act or thing.

            IN WITNESS WHEREOF, said Corporation has caused this Restated Certificate of Incorporation to be signed by William E. Lipner, its President, and attested by Steven J. Gilbert, its Secretary, this 27th day of September, 1991.

                            /S/ William E. Lipner
                          ----------------------------
                          William E. Lipner, President

ATTEST:

  /S/  Steven J. Gilbert
------------------------
Steven J. Gilbert
Secretary

                            STATE OF DELAWARE

                    OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "NFO ENTERPRISES, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1991, AT 4:30 O'CLOCK P.M.

                               /S/ Edward J. Freel
                             -----------------------------------
                             Edward J. Freel, Secretary of State

                                                  STATE OF DELAWARE
                                                  SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                  FILED 11:30 AM  10/21/1992
                                                  722356101 - 2273866


                                DELAWARE

                      CERTIFICATE OF INCORPORATION

                                   OF

                         NFO ENTERPRISES, INC.



                            * * * * * * * *



      FIRST. The name of the corporation (the "Corporation") is: NFO Enterprises, Inc.

      SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD. The nature of the business or purpose to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

      FOURTH. The total number of shares of stock which the Corporation has the authority to issue is 1,000 shares of Common Stock, par value of $.01 per share;

      FIFTH.  The name and mailing address of the incorporator is as follows:

                  Kathleen A. Walsh
                  Mayer, Brown & Platt
                  787 Seventh Avenue
                  New York, NY  10019

      SIXTH. In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation (the "By-Laws") may be made, altered, amended or repealed by the stockholders or by the board of directors of the Corporation (the "Board").

      SEVENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case maybe, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

      EIGHTH.  Elections of directors need not be by written ballot.

      NINTH: (a) The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      (b) Expenses incurred in defending a civil or criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article Ninth.

      (c) The indemnification and other rights set forth in this Article Ninth shall not be exclusive of any provisions with respect thereto in the By-Laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

      (d) Neither the amendment nor repeal of subparagraphs (a), (b) or (c) of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation inconsistent with subparagraphs (a), (b) or (c) of this Article Ninth, shall eliminate or reduce the effect of subparagraphs (a), (b) and (c) of this Article Ninth, in respect of any matter occurring before such amendment, repeal or adoption of any inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to subparagraph (a), (b) or (c) of this Article Ninth, if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

      (e) No director shall be personally liable to the Corporation or to any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall be liable under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (b) shall be liable by reason that, in addition to any and all other requirements for liability, he:

      (i) shall have breached his duty and loyalty to the Corporation or its stockholders;

      (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith;

      (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or

      (iv)     shall have derived an improper personal benefit.

      If the DGCL is amended after date of incorporation, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

            THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a Corporation pursuant to the DGCL makes this Certificate, hereby declaring and certifying that this is her act and deed and the facts herein stated are true and, accordingly, has hereunto set her hand this 17th day of September, 1991.

                              /S/ Kathleen A. Walsh
                             -------------------------
                             Kathleen A. Walsh, Esq.